Annual Fund Operating Expenses - DF Tactical 30 ETF - DF Tactical 30 ETF [Default Label]	Jul. 01, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.69%
Distribution or Similar (Non 12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Acquired Fund Fees and Expenses	0.01%	[1]
Expenses (as a percentage of Assets)	0.70%

[1]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and are estimated for the current fiscal period. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. Acquired Fund Fees and Expenses are estimated for the current fiscal period.